Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): March 19, 2001




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)



















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ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable

ITEM  5.  Other  Materially  Important  Events

On March 19, 2001 pursuant to the resolutions adopted by the Board of Directors of the Registrant, this Corporation has been authorized to repurchase, from time to time, up to 5 million of the outstanding shares of Common Stock from it's shareholders, for a period of one year, beginning from March 19, 2001 through and including March 18, 2002, at the market prices or such other indicators of fair-market value.

ITEM  6.  Resignation  of  Registrant's  Directors             Not  applicable

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     99.1    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
            (None)

     (c)    EXHIBITS.


EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Written  Consent  of  the  Directors  of  The  Registrant
                 authorizing  the  Stock  Repurchase.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                  (Registrant)

Date:  March 19, 2001                  By:/s/  Anthony  C.  Dike
                                   ---------------------------------------------
                                           Anthony  C.  Dike
                                           (Chairman, Chief Executive Officer)





































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                                   EXHIBIT  99.1

                                 WRITTEN  CONSENT
                               OF  THE  DIRECTORS  OF
                              MERIDIAN  HOLDINGS,  INC.
                              A  Colorado  corporation


Pursuant to the authority of Section 7-108 of the Colorado Business Corporation Act, the undersigned, being the Board of Directors of Meridian Holdings, Inc., a Colorado corporation, does hereby adopt the following recitals and resolutions:


1. Recitals

     WHEREAS, it has been presented to the Board of Directors (the "Board") the set of plans to enhance the value of this Corporation's Common Stock and consequently the shareholders value. It is further presented to the Board that the Company has authorized One Hundred Million (100,000,000) Shares, of which Ninety-Three Million Nine Hundred and Eighty-Six Thousand and Four Hundred and Eighty-Five (93,986,485) shares are issued and outstanding.

2.   Resolutions

     It is, therefore, deemed in the best interest of this Corporation and its shareholders that the board of directors resolve and authorize
as   follows:

     RESOLVE, that this Corporation be, and hereby is, given the authority to repurchase up to 5 million of the outstanding shares of Common Stock from it's shareholders from time to time, for a period of one year, commencing from the date of this resolution, through and including March 18, 2002, at market prices or such other indicators of fair-market value.

     RESOLVED FURTHER, that the officers of this corporation be, and each of them acting alone hereby is, authorized and empowered to execute and deliver, or cause to be executed and delivered, in the name and on behalf of this corporation, the Agreement and any Related Agreements to which this corporation is a party, with respect to the above resolutions, each in substantially the form of the drafts of such documents presented to the Board of Director but with such change therein or amendments thereto as any officer of this corporation shall approve, such approval to be conclusively evidenced by such officer's execution thereof, and

3.     General  Authority

     RESOLVED, that the officers of this corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of this corporation and in its name to execute, deliver and cause the performance of all such further documents and to take such further actions as such officer, or any of them, may in their discretion deem necessary, appropriate or advisable in order to carry out and perform the intent of the foregoing resolutions.

This Written Consent shall be filed in the minute book of this corporation and shall become part of the records of this corporation.

Dated  March  19,  2001
                                        /s/  Anthony  C.  Dike
                                   -------------------------------
                                    Anthony  C.  Dike,  Chairman/CEO

                                               /s/  James  Truher
                                              -------------------
                                                 James  Truher

                                               /s/  James  Kyle  11
                                               --------------------
                                                James  Kyle,  II

                                               /s/  Scott  Wellman
                                               -------------------
                                                 Scott  Wellman

                                              /s/  Marcellina  Offoha
                                              ------------------------
                                                Marcellina  Offoha












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